--------------------------------------------------------------------------------
                                                                               1


DEAR SHAREHOLDER:

We are pleased to provide this report for CIGNA Investment Securities, Inc. (the "Fund") covering the year ended December 31, 1999.

MARKET ACTIVITY

U.S. economic growth during 1999 registered an unprecedented fourth consecutive year of approximately 4% real GDP (gross domestic product) growth. The current economic expansion, which is entering its ninth year, is the longest business cycle expansion in American history. The 1990s will be remembered as a period of healthy economic growth, low inflation, rising corporate profitability, strong job creation, and increasing productivity.

Global fixed income markets have reacted adversely to the continued strong momentum in the domestic economy and revival in economic growth worldwide. The continued robust growth in private credit demands and rise in private debt ratios also have put upward pressure on global interest rates and downward pressure on bond prices. The surge in world oil prices and industrial commodity prices has led to an uptick in consumer inflation, as did increases in interest rates announced by the Federal Reserve (the "Fed"), the Bank of England, and the European Central Bank. The Lehman Brothers Aggregate Bond Index fell by nearly 1% for the full year, while the 30-year U.S. Treasury Bond had a negative total return of nearly 15%, its worst year ever. Globally, the sharp increase in world interest rates combined with the steep decline in the Euro caused global bond markets to decline by 6%, as measured by the J. P. Morgan Non-U.S. Government Bond Index.

Continued inflationary concerns resulted in the Fed raising rates by an additional 25 basis points in November. While overall credit spreads ended the quarter tighter than third quarter levels, higher Treasury yields led to negative absolute returns in many of the fixed income sectors.

The Lehman Brothers Aggregate Bond Index, a broad measure of the fixed income market, generated a total return of -0.12% during the fourth quarter and -0.82% during 1999. This is only the second time since the Aggregate has been introduced that it has generated a negative calendar year return. Corporate bonds and mortgage-backed securities led the Index with the highest duration-adjusted returns. In non-index sectors, emerging market debt had an explosive year, generating record total returns.

Fund activity and results are examined in Management's Discussion and Analysis (page 3). This report also contains information about the taxation of 1999 extra distributions, the portfolio management team, the availability of the automatic dividend and distribution investment plan, and the results of the special meeting of shareholders held in December (beginning on page 14).

OUTLOOK

The U.S. economy shows virtually no signs of slowdown, with the possible exception of housing, despite the rising interest rates and the increasing monetary restraint by the Fed. For full-year 2000, we expect GDP growth to slow only modestly from the nearly 4% growth achieved in 1999 and the 4% average annual growth of the 1996-99 period. It is our view that interest rates have not risen to levels sufficient to choke off the strong momentum in domestic demand from households and businesses. Our basic conclusion is that a variety of existing powerful economic forces will continue to overwhelm the restraining effects of the current level of interest rates until they rise to higher levels and remain at those levels for an extended period. Within the household sector, these forces include a strong labor market, continued ample availability of consumer credit, and the powerful influence of the "wealth effect", resulting from large equity market gains.

--------------------------------------------------------------------------------
                                                                               2


Similarly, within the business sector, it is our view that the current level of interest rates is not sufficient to obstruct the current strong momentum in capital and inventory investment and the production of goods for export. Capital expenditures should continue to benefit from the boom in technology and, in general, the high rates of return on new investment relative to the cost of capital. In addition, basic manufacturing will also benefit from inventory rebuilding and a recovery in demand for U.S. exports, as a result of the recovery in global economies.

Because of the threat of higher inflation, we believe that the Fed will continue its relentless pursuit to slow the pace of domestic economic growth by continuing to raise interest rates to the level necessary to achieve its goal of price stability.

Although we anticipate a further moderate rise in interest rates during the next six months and a decline in bond prices, the domestic bond market has effectively discounted a substantial portion of the anticipated rate increase. Assuming a long-term trendline for U.S. inflation of 2%, intermediate and long-term government bonds with yields in excess of 6.5% would appear to offer attractive long-term values. Even more compelling long-term values are available in the Government Agency, investment-grade corporate, and mortgage-backed bond markets, which offer market yields in the 7.5% to 8% range. However, a sustained bond market rally is not likely to occur until later in the year, when investors perceive that the Fed has tightened monetary and credit conditions sufficiently to achieve its targeted economic slowdown.

Longer-term economic prospects appear favorable as a result of the revolution in computer and telecommunications technology and continued sound monetary and fiscal policies. However, on a short-term basis, financial markets face a major business cycle-related challenge. An overheating of the domestic economy, combined with rapid economic recovery overseas, will result in continued credit restraint by the Fed and tighter liquidity and monetary conditions on a global basis. At greatest risk within global financial markets are those sectors of previous speculative excess, namely large capitalization U.S. equities and, in particular, the high technology and internet sectors of the equity market.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA INVESTMENT SECURITIES, INC.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC. MANAGEMENT'S DISCUSSION AND ANALYSIS         3
(Unaudited)


The bond market environment in the first quarter of 1999 was characterized by a continuation of the fourth quarter of 1998's robust economic growth. In the face of economic strength, the market reversed much of 1998's price appreciation, which had been driven by a classic flight to quality due to global economic weakness and the forces of deflation. The bond market had come full circle, from prior expectations of further easing of interest rates by the Federal Reserve (the "Fed") to the current fear of a rate hike to slow down a potentially overheated domestic economy.

After deducting expenses and allowing for the reinvestment of dividends, based on the net asset value of its underlying assets, the Fund returned -0.61% for the first quarter, which compared favorably with the -1.19% return of Lehman Brothers Government/Corporate Bond Index (the "GC Index"). Meanwhile, the Fund's NYSE share price returned a disappointing -5.63%. Fund performance was aided by its large percentage of holdings in non-U.S. Treasury debt.

The themes that drove the bond market during the second quarter were continued strong economic growth domestically and the recovering economies in many of the emerging markets. Though reported inflation remained low by historical standards, the impact of a strong U.S. economy and oil price increases on fixed income investors combined to increase inflation expectations. This resulted in steadily increasing interest rates and declining bond prices. April's reported CPI of 0.7% and the Fed's subsequent policy shift to a monetary tightening bias set the stage for rates to move higher.

The high yield market and emerging markets boasted the highest returns among fixed income asset classes in the second quarter. All other spread sectors underperformed duration-matched treasuries as spreads widened in sympathy with the shift in Fed policy.

The Fund returned -0.85% during the second quarter (based on its net asset value), compared with the -1.10% return for the GC Index. The Fund's NYSE share price returned -1.03% for the quarter. Fund performance was aided by its large percentage of holdings in non-U.S. Treasury debt, particularly high yield and emerging market sectors. Performance was hurt only modestly by a longer-than-benchmark duration.

The third quarter proved to be a challenging period for world financial markets. Tightening monetary conditions, rising commodity prices, and a weaker U.S. dollar put downward pressure on most stock and bond markets worldwide. The Fed raised the discount rate and federal funds rate, while long-term bond yields trended higher in most markets. Most notably, "credit spreads" ended the quarter wider, a reflection of decreased liquidity and rising defaults.

During the third quarter, we concluded that the level and slope of the yield curve was consistent with current economic conditions and with expectations about inflation and monetary policy. Accordingly, we restructured the portfolio, reducing duration to be approximately neutral to the GC Index. We also increased our allocation to the Agency sector in the third quarter, because the market was offering a very attractive yield premium on Agency securities, which have AAA ratings, low credit risk, and acceptable liquidity.

In the domestic sector, negative corporate announcements no longer could be dismissed as "isolated events". However, the Yankee sector, which consists of foreign bonds denominated in U.S. dollars, continued to be a strong performer for the year, reflecting the fact that the business cycles in Europe and Asia were in the early stages of recovery. We increased the Fund's weight in Yankees. We also substituted a number of high quality municipal bonds for corporates in the portfolio.

Portfolio performance was favorably impacted by our overweight to higher quality, top-tier credit card issuers. This sector performed well relative to other asset-backed securities sectors, reflecting its higher liquidity and investors' general flight to quality.

The Fund returned 0.17% for the third quarter (based on its net asset value), which trailed the 0.54% return for the GC Index. The Fund's share price returned -0.63% for the third quarter. Our exposure to the high yield sector was the primary reason for the portfolio's underperformance relative to the GC Index during the third quarter.

Continued inflationary concerns in the fourth quarter resulted in the Fed raising rates in November. This increase by the Fed on November 16 marked

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC. MANAGEMENT'S DISCUSSION AND ANALYSIS         4
(Unaudited) (Continued)



the third tightening move for 1999, which completely reversed the 75 basis point easing from the 1998 market crisis.

In our view, the most significant development for the fourth quarter and for the immediate future is the shift toward tighter monetary policy.

The Fund returned 0.07% for the fourth quarter of 1999 and -1.23% for the full year (based on its net asset value), which exceeded the GC Index returns of -0.61% and -2.15%, respectively. However, the Fund's share price returned a disappointing -4.55% for the fourth quarter and -11.41% for the year. Relative performance of the Fund for the fourth quarter was helped by high yield bonds, which outperformed other sectors of the domestic fixed income markets in the fourth quarter and for all of 1999.

Our outlook for 2000 is that until interest rates rise sufficiently to cause a retrenchment in consumer spending and in business hiring and investment, domestic economic growth will continue at an above-trend pace. We believe that the financial markets face a period of considerable turbulence, instability and risk over the next six to nine months. Growing business cycle-related strains and imbalances in tandem with tightening monetary conditions around the world suggest that U.S. stocks, bonds, and the U.S. dollar are at considerable risk. Equities appear to be at far greater risk than bonds because of current investor psychology and the relative valuations of the two broad asset classes. The most important factor in the capital market outlook is the likelihood of continued deterioration in global financial liquidity, which is a function of rapidly expanding global economic growth and tightening monetary conditions by the central banks of the world. We expect global interest rates will be under upward pressure over the near term.

--------------------------------------------------------------------------------

                 [THE FOLLOWING APPEARS AS A BAR CHART GRAPHIC]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (UNAUDITED)
                               1/1/90 - 12/31/99


|------------------------------------------------------|
|              AVERAGE ANNUAL RETURN                   |
|                                                      |
|                   1 Year  3 Year   5 Year   10 Year  |
|Market Value       -11.41%  3.23%    6.30%     6.57%  |
|Net Asset Value     -1.23%  4.95%    7.25%     7.75%  |
|------------------------------------------------------|



                IIS            LEHMAN GC
                INVESTMENT     INVESTMENT

12/89            $10,000        $10,000
12/90            $ 9,694        $10,830
12/91            $12,622        $12,578
12/92            $13,302        $13,527
12/93            $15,191        $15,020
12/94            $13,925        $14,484
12/95            $17,138        $17,284
12/96            $17,186        $17,773
12/97            $19,949        $19,511
12/98            $21,336        $21,359
12/99            $18,903        $20,900

IIS = CIGNA Investment Securities, Inc. - Total return based on market value of common shares
LEHMAN GC = Lehman Brothers Government/Corporate Bond Index


CIGNA Investment Securities (the "Fund") performance figures are historical and reflect reinvestment of all dividends and capital gains distributions and changes in the market value of its stock, or as shown separately in the box, changes in its underlying net asset value. The Fund is a closed-end management investment company which trades over the New York Stock Exchange under the ticker symbol "IIS." Fund performance does not reflect exchange commissions payable upon the purchase or sale of the Fund's stock. The
Fund's investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Past performance cannot guarantee comparable future results. The
Fund's return has been compared with the total return performance of Lehman Brothers Government/Corporate Bond index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage charges or other investment expenses.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1999  5

                                                         MARKET
                                            PRINCIPAL     VALUE
                                                 (000)     (000)
----------------------------------------------------------------
LONG-TERM BONDS - 95.3%
CONSUMER AND RETAIL - 2.2%
Dayton Hudson Corp., 9.75%, 2002              $  500      $ 529
May Department Stores Co.,
    10.625%, 2010                                435        537
Wal-Mart Stores, Inc., 6.875%, 2009              850        828
                                                      ----------
                                                          1,894
                                                      ----------
CONSUMER NON-CYCLICAL - 1.1%
Tenet Healthcare Corp., 7.875%, 2003           1,000        970
                                                      ----------

ENTERTAINMENT AND COMMUNICATIONS - 11.5%
A T  & T Canada, Inc., 7.65%, 2006 (144A
    Security acquired September 1999 for
    $880,333)*                                   880        876
Bell Telephone Co., 7.125%, 2012                 730        739
Century Communications Corp., 9.5%, 2005         500        500
Grupo Iusacell, S.A. de C.V., 10%, 2004
    (144A security acquired July 1997 for
    $500,000)*                                   500        479
ITT Corp., 7.40%, 2025                           425        383
Lenfest Communications, Inc. 8.25%, 2008       1,085      1,085
Price Communications Wireless, Inc.,
    11.75%, 2007                                 500        551
Southwestern Bell Telephone Co.,
    7.375%, 2027                               1,000        915
Sun Microsystems, Inc., 7.50%, 2006            1,310      1,307
Tele-Communications, Inc., 9.25%, 2002           500        525
Time Warner Entertainment Co.,
    10.15%, 2012                               1,750      2,050
U S West Communications, Inc.,
    7.20%, 2004 (144A security acquired
    October 1999 for $349,335)*                  350        349
                                                      ----------
                                                          9,759
                                                      ----------
FINANCIAL - 20.9%
American Express Credit Corp., 6.4%, 2005        850        839
American General Fin. Corp., 5.9%, 2003          900        866
AT & T Capital Corp., 7.11%, 2001                980        979
Banco Nacional de Comercio Exterior, S.N.C.,
    7.25%, 2004                                  650        609
Case Credit Crep. Mtn. Book Entr.,
    6.0%, 2001                                   800        788
Corporacion Andina De Fome,
    7.1%, 2003                                   200        195
First Union Lehman Bros. Bank,
    0.80294%, 2028                            22,896        736
First Union National Bank of Florida,
    6.18%, 2036                                1,000        932
Ford Motor Credit Co., 7.375%, 2009              980        968


                                                            MARKET
                                               PRINCIPAL     VALUE
                                                  (000)      (000)
-------------------------------------------------------------------
General Motors Acceptance Corp.,
    6.75%, 2002                                 $ 1,000    $ 1,008
Inter-American Development Bank,
    8.875%, 2009                                  2,000      2,235
Korea Development Bank, 7.625%, 2002
    (144A security acquired September 1999 for
    $887,116)*                                      890        887
Merrill Lynch and Co., Inc., 7.26%, 2002            800        792
Middletown Trust, 11.75%, 2010                      848        903
National Westminister Bank PLC,  7.375%, 2009       910        889
Sanwa Finance Aruba AEC, 8.35%, 2009                430        432
Shinhan Bank, 7.25%, 2002                           430        389
Skandinaviska Enskilda, 6.625%, 2049                375        368
Sumitomo Bank Int'l. NV, 8.5%, 2009                 430        436
Transamerica Financial Corp.,
    6.80%, 2001                                     870        866
Western National Corp., 7.125%, 2004              1,000        984
World Financial Properties Tower,
    6.95%, 2013 (144A security acquired
    Nov. 1996 for $750,000)*                        750        720
                                                         ----------
                                                            17,821
                                                         ----------
FOOD AND BEVERAGE - 3.1%
Bass America, Inc., 8.125%, 2002                  1,500      1,524
ConAgra, Inc., 9.75%, 2021                        1,000      1,138
                                                         ----------
                                                             2,662
                                                         ----------
FOREIGN GOVERNMENT - 3.8%
Argentina (Republic of), 6.0%, 2023                 900        593
Brazil (Federal Republic of), 6.9375%, 2024         485        368
Bulgaria (National Republic), 6.5%, 2024            450        361
Panama (Republic of), 7.875%, 2002
    (144A security acquired Feb. 1997 for
    $754,725)*                                      750        723
Poland (Government of), Step Coupon
    (4.00%  to 10/27/00), 2024                    1,760      1,153
                                                         ----------
                                                             3,198
                                                         ----------
INDUSTRIAL -7.5%
Air Products & Chems., Inc., 8.5%, 2006           1,500      1,537
Allied Waste North America, Inc.,
    10.0%, 2009 (144A security acquired             500        446
    November 1999 for $442,500)*
Beckman Instruments, Inc., 7.1%, 2003               500        478
Domtar, Inc., 8.75%, 2006                           400        396


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1999 6 (Continued)

                                                         MARKET
                                 PRINCIPAL VALUE
                                   (000) (000)
----------------------------------------------------------------
Fisher Scientific International, Inc.,
    7.125%, 2005                              $  500     $  454
ICF International, Inc., 13.0%, 2003             500        250
Lockheed Martin Corp., 8.5%, 2029              1,070      1,070
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                                 500        360
Smurfit Capital Funding PLC,
    6.75%, 2005                                1,000        954
TFM S A DE C V, Zero Coupon, 2009                730        467
                                                      ----------
                                                          6,412
                                                      ----------

OIL & GAS - 4.4%
Coastal Corp., 6.5%, 2008                      1,000        923
Gulf Canada Resources Ltd., 8.35%, 2006        1,000        984
Imexsa Export Trust, 10.125%, 2003
    (144A security acquired May 1996
    for $562,863)*                               563        543
Louis Dreyfus National Gas Corp.,
    9.25%, 2004                                1,000      1,015
Sonat, Inc., 9.0%, 2001                          250        255
                                                      ----------
                                                          3,720
                                                      ----------

STRUCTURED SECURITIES - 8.3%
Citibank Credit Card Master Trust,
    5.8%, 2005                                 2,190      2,114
First USA Credit Card Master Trust,
    6.42%, 2005                                  850        841
Iroquois Trust, 6.752%, 2007 (144A security
    acquired March 1998 for $504,753)*           501        497
LB Commercial Conduit Mortgage Trust,
    6.78%, 2009                                1,210      1,154
MBNA Master Credit Card Trust,
    6.4%, 2005                                 2,175      2,148
Providian Master Trust, 6.60%, 2007              335        332
                                                      ----------
                                                          7,086
                                                      ----------

TAXABLE MUNICIPALS - 12.3%
Dallas Texas Revenue, 6.625%, 2027             1,000        855
Decatur Texas Hospital Authority,
    7.75%, 2009                                  400        382
Elmhurst, Ill. Sales Tax Revenue, 6.75%, 2006    465        449
Mendocino Cty. CA Pension Oblig.,
    6.89%, 2006                                2,070      2,017
    6.97%, 2008                                  700        677
Norfolk VA Redevelopment & Housing
    Authority, 8.0%, 2015                        500        489
Oklahoma City Oklahoma Airport Trust,
    6.55%, 2006                                1,000        959
Orange County CA Pension Obligations,
    Zero Coupon, 2014                          4,000      1,254
Phoenix AZ Civic Imp. Corp., 6.15%, 2005         500        472


                                                            MARKET
                                              PRINCIPAL      VALUE
                                                  (000)      (000)
-------------------------------------------------------------------
Phoenix AZ Civic Plaza Bldg., 6.75%, 2006        $  700     $  670
St. Louis MO Municipal Finance Corp.,
    6.45%, 2007                                     800        746
Trinity County Calif. Pension Oblig.,
    6.35%, 2011                                   1,000        892
Wyandotte County/Kansas City University,
    6.75%, 2027                                     705        610
                                                         ----------
                                                            10,472
                                                         ----------

TRANSPORTATION - 4.2%
Delta Air Lines, Inc.,
    9.45%, 2006                                     887        933
    10.14%, 2012 (144A security acquired
    July 1995 for $1,112,260)*                    1,000      1,126
Hertz Corp., 7.0%, 2003                             500        494
Kitty Hawk, Inc., 9.95%, 2004                       500        492
Norfolk Southern Corp.,
    7.05%, 2037                                     500        496
                                                         ----------
                                                             3,541
                                                         ----------

UTILITIES - 3.8%
Empresea Nacional De Electr,
    8.125%, 2097                                    230        186
Endesa-Chile Overseas Co., 7.2%, 2006             1,000        942
Niagara Mohawk Power Co.,
    7.625%, 2005                                    378        377
    7.375%, 2003                                    150        149
Public Service Company of Colorado,
    8.125%, 2004                                    290        300
Toll Road Investment Partnership,
    Zero Coupon, 2016 (144A security
    acquired April 1999 for $1,574,284)*          5,000      1,324
                                                         ----------
                                                             3,278
                                                         ----------

U.S. GOVERNMENT & AGENCIES - 12.2%
Federal Home Loan Mortgage Corp.,
    5%, 2004                                      2,825      2,646
    6.25%, 2004                                   1,840      1,799
    6.625%, 2009                                  1,045      1,015
Federal National Mortgage Assoc.,
    Zero Coupon, 2019                               500        123
United States Treasury Bonds, 8.75%, 2017         3,320      3,965
United States Treasury Bonds,
    Stripped-Principal Only,
    Zero Coupon, 2016                             2,500        821
                                                         ----------
                                                            10,369
                                                         ----------

TOTAL LONG-TERM BONDS
    (Cost - $83,694,935)                                   81,182
                                                         ----------



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC. INVESTMENTS IN SECURITIES December 31, 1999 7 (Continued)


                                                            MARKET
                                              PRINCIPAL      VALUE
                                                  (000)      (000)
-------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 3.1%
COMMERCIAL PAPER - 0.4%
American Express Co., 2.5%, 1/3/00               $  316      $ 316
                                                         ----------

BONDS - 2.0%
Hughes Electronics Corp., 7.451%, 10/23/00
  (144A Security acquired Oct. 1999 for
  $738,169)*                                        740        739
MedPartners, Inc., 6.875%, 9/1/00                 1,000        963
Salton Sea Funding Corp., 7.02%, 5/30/00             21         21
                                                         ----------
                                                             1,723
                                                         ----------
U.S. GOVERNMENT & AGENCIES - 0.7%
Federal Home Loan Banks, 4%, 1/5/00                 615        615
                                                         ----------
TOTAL SHORT-TERM OBLIGATIONS
    (Cost - $2,689,485)                                      2,654
                                                         ----------
TOTAL INVESTMENTS IN SECURITIES - 98.4%
    (Total Cost - $86,384,420)                              83,836
Cash and Other Assets Less Liabilities  - 1.6%               1,394
                                                         ----------
NET ASSETS - 100.0%                                        $85,230
                                                         ==========

 * Indicates restricted security; the aggregate value of restricted securities is $8,707,606 (aggregate cost $9,056,338) which is approximately 10.2% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.


     -----------------------------------------------------------------

     PORTFOLIO COMPOSITION (UNAUDITED)
     December 31, 1999
                                                   MARKET     % OF
     QUALITY RATINGS+ OF                           VALUE     MARKET
     BONDS                                         (000)      VALUE
     -----------------------------------------------------------------
     Aaa/AAA                                    $ 31,722      38.3%
     Aa/AA                                         6,825       8.2%
     A/A                                          12,876      15.5%
     Baa/BBB                                      18,402      22.2%
     Ba/BB                                         7,889       9.6%
     B/B                                           4,581       5.5%
     Below B                                         610       0.7%
                                                --------- ----------
                                                 $82,905     100.0%
                                                ========= ==========

   -------------------------------------------------------------------
     +The higher of Moody's or Standard & Poor Ratings.


STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                     (IN
                                                  THOUSANDS)
                                                  ----------
ASSETS:
Investments at market value
    (Cost $86,384,420)                            $ 83,836
Cash                                                    97
Interest receivable                                  1,735
Investment for directors' deferred
    compensation plan                                  202
                                              -------------
      TOTAL ASSETS                                  85,870
                                              -------------

LIABILITIES:
Income distribution payable                            175
Capital gains distribution payable                     137
Shareholder reports payable                              7
Accrued advisory fees payable                           41
Audit and legal fees payable                            35
Transfer agent fees payable                             13
Deferred directors' fees payable                       202
Other accrued expenses (including $13,084
    due to affiliate)                                   30
                                              -------------
      TOTAL LIABILITIES                                640
                                              -------------

NET ASSETS (equivalent to $17.79 per share
    based on 4,792,215 shares outstanding;
    12,000,000 shares of $0.10 par value
    authorized)                                   $ 85,230
                                              =============

COMPONENTS OF NET ASSETS:
Paid-in capital                                   $ 89,893
Undistributed net investment income                    110
Unrealized depreciation of investments              (2,549)
Accumulated net realized loss                       (2,224)
                                              -------------
NET ASSETS                                        $ 85,230
                                              =============




The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.                                              8


STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1999

                                                 (IN THOUSANDS)
                                                 --------------
INVESTMENT INCOME
INCOME:
    Interest                                              $ 6,455
EXPENSES:
    Investment advisory fees                    $467
    Custodian fees                                73
    Transfer agent fees                           56
    Administrative services                       52
    Auditing and legal fees                       40
    Directors' fees                               26
    State taxes                                   26
    Shareholder report                            50
    Other                                         21          811
                                            ---------  -----------
NET INVESTMENT INCOME                                       5,644
                                                       -----------
REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS
    Net realized loss from investments                     (2,005)
    Unrealized depreciation of investments                 (4,797)
                                                       -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                            (6,802)
                                                       -----------
NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                      $ (1,158)
                                                       ===========



CIGNA INVESTMENT SECURITIES, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31,


                                               1999           1998
                                           -------------  -------------
                                                   (IN THOUSANDS)
                                           ----------------------------
OPERATIONS:
Net investment income                          $  5,644       $  5,722
Net realized gain (loss) from investments        (2,005)         1,826
Unrealized depreciation on
    investments                                  (4,797)        (1,145)
                                           -------------  -------------
Net increase (decrease) in net assets
    from operations                              (1,158)         6,403
                                           -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($1.18
    and $1.20 per share, respectively)           (5,677)        (5,750)
From net realized gain ($0.2.0285 and
    $0.0575 per share, respectively)               (137)          (276)
                                           -------------  -------------
Total distributions to shareholders              (5,814)        (6,026)
                                           -------------  -------------


NET INCREASE (DECREASE) IN NET ASSETS            (6,972)           377
NET ASSETS:
Beginning of period                              92,202         91,825
                                           -------------  -------------
End of period (including overdistributed
    net investment income of $109,576
    and $53,990)                               $ 85,230       $ 92,202
                                           =============  =============



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS               9


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA Investment Securities, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's objective is to generate income and obtain capital appreciation by investing, under normal market conditions, at least 65% of its total assets in investment grade debt securities and preferred stocks. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Directors.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize or accrete premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains or losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income or capital gains, if any, to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the distribution requirements for tax basis income, are deducted from paid-in capital when such differences are determined to be permanent.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.55% of the first $75 million of average weekly net asset value and 0.4% thereafter. TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

The Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 1999, the Fund paid or accrued $51,607.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Continued)  10


3. DIRECTORS' FEES. Directors' fees represent remuneration paid or accrued to directors who are not employees of CIGNA Corporation or any of its affiliates. Directors may elect to defer receipt of all or a portion of their fees which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities for the year ended December 31, 1999 were as follows (excluding short-term obligations):

                                                             PROCEEDS
                                      COST OF                  FROM
                                    SECURITIES              SECURITIES
                                     PURCHASED                 SOLD
                               ----------------------  ----------------------
Bonds                                   $ 38,282,469            $ 35,052,116
U.S. Government Obligations               54,831,459              57,368,882
                               ----------------------  ----------------------
                                        $ 93,113,928            $ 92,420,998
                               ======================  ======================

As of December 31, 1999, the cost of securities for federal income tax purposes was $86,624,066. Net unrealized depreciation for federal income tax purposes aggregated $2,788,379, of which $611,567 related to appreciated securities and $3,399,946 related to depreciated securities.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Continued)  11


5. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:



                                                                    YEAR ENDED DECEMBER 31,
                                                      1999          1998         1997         1996       1995
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                $ 19.24       $ 19.16      $ 18.75      $ 19.50    $ 17.56
INCOME FROM INVESTMENT OPERATIONS
Net investment income (1)                              1.18          1.18         1.22         1.27       1.32
Net realized and unrealized gain (loss)               (1.42)         0.16         0.43        (0.73)      1.94
                                                      ------         -----        -----       ------      ----
TOTAL FROM INVESTMENT OPERATIONS                      (0.24)         1.34         1.65         0.54       3.26
                                                      ------         -----        -----        -----      ----
LESS DISTRIBUTIONS:
From net investment income                            (1.18)        (1.20)       (1.24)       (1.29)     (1.32)
From capital gains                                    (0.03)        (0.06)         -            -          -
                                                      ------        ------       ------       ------     ------
TOTAL DISTRIBUTIONS                                   (1.21)        (1.26)       (1.24)       (1.29)     (1.32)
                                                      ------        ------       ------       ------     ------
NET ASSET VALUE, END OF PERIOD                      $ 17.79       $ 19.24      $ 19.16      $ 18.75    $ 19.50
                                                   =========     =========    =========    =========   ========
MARKET VALUE, END OF PERIOD                         $ 14.19       $ 17.31      $ 17.38      $ 16.13    $ 17.38
                                                   =========     =========    =========    =========  =========
TOTAL INVESTMENT RETURN:
Per share market value                               (11.41)%        6.95%       16.08%        0.28%     23.07%
Per share net asset value (2)                         (1.23)%        7.22%        9.16%        3.01%     19.17%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $ 85,230      $ 92,202     % 91,825     $ 89,865   $ 93,444
Ratio of operating expenses to average net
  assets                                               0.91%         0.92%        0.99%        0.91%      1.00%
Ratio of net investment income to average net
  assets                                               6.36%         6.14%        6.49%        6.80%      7.10%
Portfolio turnover                                      110%           81%          80%          89%       158%



(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.

--------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.  NOTES TO FINANCIAL STATEMENTS (Continued)  12



6. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands, except for per share amounts):


------------------------------------------------------------------------------------------------------------------------
                                                                         NET REALIZED AND
                                                                       UNREALIZED GAIN (LOSS)
                              INVESTMENT INCOME  NET INVESTMENT INCOME    ON INVESTMENTS     INCR. (DECR.) NET ASSETS
PERIOD ENDED                  TOTAL    PER SHARE    TOTAL   PER SHARE     TOTAL  PER SHARE     TOTAL        PER SHARE
------------------------------------------------------------------------------------------------------------------------
March 31, 1998              $ 1,658     $ 0.35    $ 1,447   $ 0.31       $   4       -         $ (35)     $ (0.01)
June 30, 1998                 1,662       0.35      1,454     0.30         524      .11          493         0.11
September 30, 1998            1,631       0.34      1,414     0.29       1,134     0.24        1,159         0.24
December 31, 1998             1,617       0.34      1,353     0.28        (927)   (0.19)      (1,240)       (0.26)

March 31, 1999                1,588       0.33      1,389     0.29      (1,983)   (0.41)      (1,936)       (0.40)
June 30, 1999                 1,654       0.35      1,451     0.30      (2,182)   (0.46)      (2,070)       (0.44)
September 30, 1999            1,574       0.33      1,388     0.29      (1,276)   (0.27)      (1,230)       (0.26)
December 31, 1999             1,639       0.34      1,416     0.30      (1,361)   (0.28)      (1,736)       (0.36)



--------------------------------------------------------------------------------
                                                                              13


REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of CIGNA Investment Securities, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CIGNA Investment Securities, Inc. (formerly INA Investment Securities, Inc.) (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 2000

--------------------------------------------------------------------------------
                                                                              14



1999 TAX INFORMATION (UNAUDITED)

During 1999, the Fund declared ordinary income dividends of $1.185 per share and $0.02851 from long-term capital gains. The dividends included $0.065 which was declared in December 1999. This dividend complied with a provision in the Internal Revenue Code which requires the Fund to satisfy certain distribution requirements for a calendar year. Such distributions must be declared prior to December 31 and paid prior to the following January 31. Please note that the December 1999 distribution is still considered 1999 taxable income, even though received in 2000. Dividends reported to you on Form 1099, whether received as stock or cash, must be included in your Federal income tax return and must be reported by the Fund to the Internal Revenue Service.

Approximately 9.51% of income for the year was derived from U.S. Government Treasury obligations, and 3.85% from U.S. Government Agency obligations.

TIMESSQUARE CAPITAL MANAGEMENT

In January 2000, CIGNA Investments, Inc, the Fund's manager, changed its name to TimesSquare Capital Management, Inc. The new name underscores the critical importance of investment management as a core CIGNA strength.

The TimesSquare Capital Management brand, like its namesake, symbolizes energy and renaissance, and accurately reflects our intention to be at the center of world commerce. It is also an expression of our ability to recognize and take advantage of global economic and market themes that can be integrated across investment disciplines.

NEW PORTFOLIO MANAGER

In September 1999, Bob Moore was appointed portfolio manager of the Fund, assuming responsibility for the day-to-day management of the Fund's portfolio. Mr. Moore is President of TimesSquare Capital Management. Prior to joining TimesSquare in May 1999 he was co-head of global fixed income at Credit Suisse Asset Management where he oversaw the U.S. fixed income team and chaired its sector allocation committee.

AUTOMATIC DIVIDEND AND DISTRIBUTION INVESTMENT PLAN

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Dividend Paying Agent") as plan agent under the Automatic Dividend and Distribution Investment Plan (the "Plan"). Shareholders who do not elect to participate in the Plan will receive all distributions from the Fund in cash paid by check mailed directly to the shareholder by the Dividend Paying Agent. Shareholders may elect to participate in the Plan and to have all distributions of dividends and capital gains automatically reinvested by sending written instructions to the Dividend Paying Agent at the address set forth below.

If the Directors of the Fund declare a dividend or determine to make a capital gains distribution payable either in shares of the Fund or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. If the market price of

--------------------------------------------------------------------------------
                                                                              15



the shares as of the close of business on the payment date for the dividend or distribution is equal to or exceeds their net asset value as determined as of the close of business on the payment date, participants will be issued shares of the Fund at a value equal to the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of the shares at such time, or if the Fund declares a dividend or other distribution payable only in cash, the Dividend Paying Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Dividend Paying Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Dividend Paying Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Dividend Paying Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for the whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Dividend Paying Agent will maintain all shareholders' accounts in the Plan and will furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant (other than participants whose shares are registered in the name of banks, brokers, nominees or other third parties) will be held by the Dividend Paying Agent in the non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. At no additional cost, shareholders of the Fund may send to the Dividend Paying Agent for deposit into their Plan account those share certificates in their possession. Shareholders may also send share certificates to the Dividend Paying Agent for the Dividend Paying Agent to hold in a book-entry account outside of the Plan.

Whether or not shareholders participate in the Plan, they may elect by notice to the Dividend Paying Agent to have the Dividend Paying Agent sell their noncertificated book-entry shares. The Dividend Paying Agent will deduct from the sale proceeds $2.50 per transaction plus $0.15 per share and remit the balance of the sales proceeds to the shareholder. The Dividend Paying Agent will sell the noncertificated shares on the first trading day of the week immediately following receipt of written notification by the Dividend Paying Agent.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Dividend Paying Agent will administer the Plan on the basis of number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Investors whose shares are held in the name of banks, brokers or nominees should confirm with such entities that participation in the Plan will be possible, and should be aware that they may be unable to continue to participate in the Plan if their account is transferred to another bank, broker or nominee. Those who do participate in the Plan may subsequently elect not to participate by notifying such entities.

There is no charge to participants for reinvesting dividends or distributions, except for certain brokerage commissions, as described below. The Dividend Paying Agent's fees for the handling of the reinvestment

--------------------------------------------------------------------------------
                                                                              16



of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Dividend Paying Agent's open market purchases in connection with the reinvestment of dividends or distributions.

Participants in the Plan should be aware that they will realize capital gains and income for tax purposes upon dividends and distributions although they will not receive any payment of cash.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to the participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Dividend Paying Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan including requests for additional information or an application brochure or general inquires about your account should be directed to State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, MA 02266-8200 or you may call toll-free 1-800-426-5523.

MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS

A Special Meeting of the Shareholders of CIGNA Investment Securities, Inc. (the "Fund") was held on Tuesday, December 7, 1999. At the meeting, shareholders approved a change in the Fund's investment objective to permit investment of up to 35% of Fund assets in high yield, below investment grade securities, and an amendment to the Fund's fundamental restriction on commodities to permit investment in futures and options on futures on foreign currency in order to hedge currency risk. Investments in high yield, below investment grade securities, commonly known as junk bonds, carry greater risks than higher rated securities, including the possibility of default or bankruptcy of the issuer of the security, the greater vulnerability of these securities to adverse changes in economic conditions, and the risk that the market for these securities may be less liquid than the market for higher rated securities.

A change to the Fund's investment objective permitting investment of up to 35% of the Fund's assets in high yield securities was approved by shareholders, as follows:

     FOR                      AGAINST                             ABSTAIN
     ---                      -------                             -------

1,996,046.048               596,901.056                          59,627.996

An amendment to the Fund's fundamental restriction on commodities to permit investment in futures and options on futures on foreign currency was approved by the Fund's shareholders, as follows:

     FOR                      AGAINST                             ABSTAIN
     ---                      -------                             -------

1,828,670.230                732,940.567                         90,964.303

There were 2,139,639.90 broker non-votes with respect to these two matters.


------------------------------------------------------------------------------------------------------------------------
CIGNA INVESTMENT SECURITIES, INC.

TRUSTEES                                                                              OFFICERS
                                           Thomas C. Jones
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT                Richard H. Forde
ADVISORY DIRECTOR                          MANAGEMENT AND CHAIRMAN OF THE BOARD,      CHAIRMAN OF THE BOARD
ADMEDIA CORPORATE ADVISORS, INC.           TIMESSQUARE CAPITAL MANAGEMENT, INC.       AND PRESIDENT


Richard H. Forde                           Paul J. McDonald
SENIOR MANAGING DIRECTOR                   SPECIAL ADVISOR TO THE BOARD OF            Alfred A. Bingham III
TIMESSQUARE CAPITAL MANAGEMENT, INC.       DIRECTORS, FRIENDLY ICE CREAM CORPORATION  VICE PRESIDENT AND TREASURER


Russell H. Jones
VICE PRESIDENT AND TREASURER                                                          Jeffrey S. Winer
KAMAN CORPORATION                                                                     VICE PRESIDENT AND SECRETARY

------------------------------------------------------------------------------------------------------------------------

CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]

CIGNA Investment Securities, Inc.
P.O. Box 13856                            [CIGNA TREE LOGO GRAPHIC APPEARS HERE]
Philadelphia, PA 19101


                                               CIGNA INVESTMENT SECURITIES, INC.

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                        ANNUAL REPORT
    PERMIT 750
--------------------

                                                         DECEMBER 31, 1999


                      [CIGNA TREE LEAVES GRAPHIC APPEARS IN BACKGROUND OF COVER]